JANUARY 12, 2017

SUPPLEMENT TO

DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED NOVEMBER 23, 2016

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

AND

THE HARTFORD MIDCAP FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016.

This Supplement contains new and additional information regarding The Hartford MidCap Fund (the “Fund”) and should be read in connection with your Prospectus and Summary Prospectus.

1.                  Effective immediately, Hartford Funds Management Company, LLC (the “Investment Manager”) is revising the expense reimbursement arrangements for Class I shares of the Fund.

a.       Accordingly, under the heading “The Hartford MidCap Fund Summary Section – Your Expenses,” the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples, are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	B	C	I	R3	R4	R5	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	B	C	I	R3	R4	R5	R6	Y
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(3)	0.19%	0.33%	0.16%	0.29%	0.25%	0.20%	0.14%	0.04%	0.04%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.19%	0.33%	0.16%	0.29%	0.05%	0.05%	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.16%	2.05%	1.88%	1.01%	1.47%	1.17%	0.86%	0.76%	0.76%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.00%	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.16%	2.05%	1.88%	0.87%	1.47%	1.17%	0.86%	0.76%	0.76%

(1) For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2) Annual fund operating expenses have been restated to reflect current fees and expenses.

(3) “Total other expenses” do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses were included, “Total other expenses” would have been as follows: 0.20% (Class A), 0.34% (Class B), 0.17% (Class C), 0.30% (Class I), 0.26% (Class R3), 0.21% (Class R4), 0.15% (Class R5), 0.05% (Class R6), and 0.05% (Class Y).

(4) The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.37% (Class A), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), and 0.85% (Class R6).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. These contractual arrangements will remain in effect until February 28, 2017, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.  Effective January 12, 2017, the Investment Manager has contractually agreed to reimburse expenses on Class I shares of the Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.87%.  This contractual arrangement will remain in effect until February 28, 2018.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•          Your investment has a 5% return each year

•          The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•          You reinvest all dividends and distributions

•          You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
B	$708	$943	$1,303	$2,151
C	$291	$591	$1,016	$2,201
I	$89	$308	$544	$1,224
R3	$150	$465	$803	$1,757
R4	$119	$372	$644	$1,420
R5	$88	$274	$477	$1,061
R6	$78	$243	$422	$942
Y	$78	$243	$422	$942

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
B	$208	$643	$1,103	$2,151
C	$191	$591	$1,016	$2,201
I	$89	$308	$544	$1,224
R3	$150	$465	$803	$1,757
R4	$119	$372	$644	$1,420
R5	$88	$274	$477	$1,061
R6	$78	$243	$422	$942
Y	$78	$243	$422	$942

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

HV-7293	January 2017